SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

INYX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-83152	75-2870720

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Third Avenue, 40th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

     On April 7, 2005 (effective April 6, 2005), Registrant’s subsidiary InyX Pharma, Ltd. entered into a renewal of a promissory note originally dated March 6, 2003, payable to Stiefel Laboratories, Inc. in the principal amount of 2,500,000 Great Britain Pounds.

     In connection with such refinancing Stiefel agreed to terminate its option to convert such debt into common stock.

Item 9.01.     Financial Exhibits, Pro Forma Financial Information and Exhibits.

     *10.9.3   6% Promissory Note due December 31, 2005 to Stiefel Laboratories, Inc.

     *10.9.4   Termination of the Option Agreement

*	- Filed herewith

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INYX, INC.
	By:	/s/ Jack Kachkar
Jack Kachkar, Chairman
Dated: April 11, 2005

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